                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant[X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           QUESTRON TECHNOLOGY, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   -------------------------------------------------------------------

   2) Aggregate number of securities to which transaction applies:

   -------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -------------------------------------------------------------------

   4) Proposed maximum aggregate value of transaction:

   -------------------------------------------------------------------

   5) Total fee paid:

   -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   ----------------------------------------------------

   2) Form, Schedule or Registration Statement No.:

   ----------------------------------------------------

   3) Filing Party:

   ----------------------------------------------------

   4) Date Filed:

   ----------------------------------------------------

                           QUESTRON TECHNOLOGY, INC.

                        6400 Congress Avenue, Suite 200A
                           Boca Raton, Florida 33487

Dear Stockholder:

         You are cordially invited to attend the 1998 Annual Meeting of the Stockholders of Questron Technology, Inc., which will be held on Thursday, May 28, 1998 at 11:00 a.m., at the Downtown Athletic Club, 19 West Street, 17th floor (Gotham Room), New York, New York.

         This booklet includes the notice of the meeting and the proxy statement which contains information about the proposals to be considered and acted upon at the meeting, your Board of Directors and information about each of the nominees for the Board.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. I URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY.

         If you are a stockholder of record and plan to attend the meeting, please mark your proxy card in the space provided for that purpose. However, if your shares are not registered in your own name, please advise the stockholder of record (your bank, broker, etc.) that you wish to attend. Such stockholder of record must provide you with evidence of your ownership which will enable you to gain admittance to and to vote at the meeting.

                                       Sincerely,



                                       Dominic A. Polimeni
                                       Chairman, President and
                                       Chief Executive Officer of the Company

April 21, 1998

                             YOUR VOTE IS IMPORTANT
                PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN
                    YOUR PROXY CARD IN THE ENCLOSED ENVELOPE

                                   NOTICE OF
                                 ANNUAL MEETING
                                       OF
                                  STOCKHOLDERS

Dear Stockholder:

         The 1998 Annual Meeting of Stockholders of Questron Technology, Inc., a Delaware corporation (the "Company"), will be held at the Downtown Athletic Club, 19 West Street, 17th floor (Gotham Room), New York, New York on Thursday, May 28, 1998, beginning at 11:00 a.m. (local time), for the following purposes:

         1.   TO ELECT DIRECTORS.

         2. TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO CHANGE THE AUTOMATIC DATE OF CONVERSION OF THE OUTSTANDING SERIES B CONVERTIBLE PREFERRED STOCK INTO COMMON STOCK, WHICH IS RECOMMENDED BY THE BOARD OF DIRECTORS.

         3. TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF OPTIONS AVAILABLE FOR GRANT UNDER SUCH PLAN, WHICH IS RECOMMENDED BY THE BOARD OF DIRECTORS.

         4. TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND THE 1994 DIRECTOR NON-QUALIFIED STOCK OPTION PLAN TO INCREASE THE NUMBER OF OPTIONS AVAILABLE FOR GRANT UNDER SUCH PLAN AND TO INCREASE THE NUMBER OF OPTIONS TO BE GRANTED ANNUALLY TO NON-EMPLOYEE DIRECTORS, WHICH IS RECOMMENDED BY THE BOARD OF DIRECTORS.

         5. TO RATIFY THE APPOINTMENT BY THE BOARD OF DIRECTORS OF MOORE STEPHENS, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 1998, WHICH IS RECOMMENDED BY THE BOARD OF DIRECTORS.

         6. TO TRANSACT ANY OTHER BUSINESS WHICH PROPERLY MAY BE BROUGHT BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

         Only holders of record of the Company's Common Stock and Series B Preferred Stock as of the close of business on April 14, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

                                       By Order of the Board of Directors,

                                       Milton M. Adler
                                       Secretary

QUESTRON TECHNOLOGY, INC.
6400 Congress Avenue, Suite 200A
Boca Raton, Florida 33487
April 21, 1998

                              GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Questron Technology, Inc., a Delaware corporation (the "Company"), for use at the 1998 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at 11:00 a.m. on Thursday, May 28, 1998, at the Downtown Athletic Club, 19 West Street, 17th floor (Gotham
Room), New York, New York, and at any and all adjournments of the Meeting for the purposes set forth in the accompanying Notice of Meeting of Stockholders. This proxy statement and the enclosed proxy card will be mailed to stockholders on or about April 22, 1998. The Company's principal executive offices are located at 6400 Congress Avenue, Suite 200A, Boca Raton, Florida 33487.

         The accompanying proxy card is designed to permit each stockholder of record as of the close of business on April 14, 1998 (the "Record Date") to vote at the Meeting. As of the Record Date, 2,127,934 shares of Common Stock, par value $.001 per share ("Common Stock"), and 1,150,000 shares of Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), were issued and outstanding. Each holder of record will be entitled to one vote for each share of Common Stock and to 1.4375 votes for each share of Series B Preferred Stock held of record. Holders of shares of Common Stock and of Series B Preferred Stock are entitled to vote on all matters and no shares have cumulative voting rights. The presence of a majority of the shares entitled to vote, present in person or by proxy at the Meeting, will constitute a quorum.

         The proxy card provides space for a stockholder to withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so. Shares represented by properly executed proxy cards received by the Company at or prior to the Meeting will be voted at the Meeting according to the instructions indicated thereon or otherwise as provided therein. The election of Directors shall be decided by a plurality of the votes cast. The proposed amendment to the Company's Certificate of Incorporation to change the conversion date of the Series B Convertible Preferred Stock requires the affirmative vote of both the holders of a majority of the outstanding shares of Common Stock and Series B Preferred Stock, voting together, and the holders of a majority of the outstanding shares of Series B Preferred Stock, voting separately as a class. The proposed amendment to the 1996 Stock Option Plan (the "1996 Plan"), the proposed amendments to the 1994 Director Non-Qualified Stock Option Plan (the "1994 Plan") and the ratification of the appointment of auditors require the affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy. For purposes of determining the number of votes cast with respect to any matter, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

         Unless instructions to the contrary are indicated, the persons named on the proxy card will vote the shares so represented "FOR" the election of each of the nominated Directors, "FOR" the amendment to the Certificate of Incorporation, "FOR" the amendment to the 1996 Plan, "FOR" the amendment to the 1994 Plan and "FOR" the ratification of the appointment of auditors. As to any other business which may properly come before the Meeting, the persons named on the proxy card will vote according to their best judgment.

         A proxy may be revoked at any time before it is voted at the Meeting by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by voting in person at the Meeting.

         This proxy is solicited by the Board of Directors of the Company. The cost of preparing, assembling and mailing the Notice of Meeting, proxy statement and proxy will be borne by the Company. The Company does not anticipate that such cost will exceed the amount normally expended in an uncontested election of directors. In addition to solicitation of the proxies by use of the mails, some of the officers, directors and regular employees of the Company, without additional remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage firms, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for their reasonable expenses in forwarding soliciting material.

                   VOTING SECURITIES AND SECURITIES OWNERSHIP

VOTING SECURITIES

         The Board of Directors has fixed the close of business on April 14, 1998 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Only stockholders on the Record Date will be able to vote at the Meeting. The list of stockholders entitled to vote at the Meeting will be available for the examination of any stockholder for any purpose pertinent to the Meeting at the offices of Gould & Wilkie, One Chase Manhattan Plaza, 58th Floor, New York, New York, for ten days prior to the date of the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information, as of April 14, 1998, known to the Company regarding beneficial ownership of the Company's Common Stock and Series B Preferred Stock by (i) any person who is known by the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock or Series B Preferred Stock; (ii) the Company's Directors; and (iii) all executive officers and directors as a group. The following percentage calculations were based upon 2,127,934 shares of the Company's Common Stock and 1,150,000 shares of Series B Preferred Stock being issued and outstanding as of the Record Date.

                                                                                          Number of        % of
                                                            Number of        % of         Shares of      Series B       % of
                                                            Shares of       Common        Series B       Preferred     Voting
       Name & Address         Position With the Company    Common Stock      Stock    Preferred Stock      Stock      Power (1)
----------------------------- -------------------------- ----------------- ---------- ----------------  ------------ ------------
Dominic A. Polimeni (2)(4)     Chairman, President and      1,713,757 (3)      47.85        10,000                *      33.01
                               Chief Executive Officer

Milton M. Adler (2)             Director, Secretary,            3,102 (5)        *             100                *         *
                              Treasurer and Controller

Robert V. Gubitosi (2)                Director                     -- (6)        --             --                --        --

Mitchell Hymowitz (2)                 Director                 21,000 (7)        *              --                --        *


William J. McSherry, Jr. (2)          Director                 36,041 (8)       1.67         2,700                *       1.05

Joan R. Gubitosi(4)                      --                 1,713,606 (3)      47.85            --                --     32.74
c/o   Gulfstream Financial
  Group, Inc.
  6400 Congress Ave.,
  Suite 200A
  Boca Raton, FL 33487

Phillip D. Schwiebert(4)         President and Chief          560,006 (9)      21.75        12,500              1.09     13.67
c/o Quest Electronic            Operating Officer of
Hardware, Inc.                    Quest Electronic
  386 Railroad Court              Hardware, Inc., a
  Milpitas, CA 95035          subsidiary of the Company

Douglas D. Zadow               President of California        361,065 (10)     16.97            --                --      9.55
c/o The Z Group, Inc.            Fasteners, Inc., a
  P.O. Box 1148              subsidiary of the Company
  McKinney, TX 75070

Terry Bastian                  General Manager of San         114,041 (11)      5.36            --                --      3.02
c/o California Fasteners,       Diego and Purchasing
Inc.                            Manager of California
  7076 Convoy Court               Fasteners, Inc. a
  San Diego, CA 92111        subsidiary of the Company

                                                                                          Number of        % of
                                                            Number of        % of         Shares of      Series B       % of
                                                            Shares of       Common        Series B       Preferred     Voting
       Name & Address         Position With the Company    Common Stock      Stock    Preferred Stock      Stock      Power (1)
----------------------------- -------------------------- ----------------- ---------- ----------------  ------------ ------------
Gerald Levine(12)                        --                   115,000           5.4            --                --       3.04
c/o Bentley Capital
Management,Inc.
  520 Madison Avenue,
  41st Floor
  New York, NY 10022

Robert Sussman(12)                       --                   115,000           5.4            --                --       3.04
c/o Bentley Capital
Management, Inc.
  520 Madison Avenue,
  41st Floor
  New York, NY 10022

Debra L. Hagan(12)
c/o Bentley Capital                      --                   115,000           5.4            --                --       3.04
Management, Inc.
  520 Madison Avenue,
  41st Floor
  New York, NY 10022

Gerald Kennedy(13)                       --                     4,373 (15)      *          290,000             25.22     11.14
c/o Kennedy Capital
Management
  10829 Olive Blvd.
  St. Louis, MO 63141

Jay R. Petschek(14)                      --                     2,262 (15)      *          150,000             13.04      5.76
c/o Ladenburg Thalman &
Co., Inc.
  540 Madison Avenue
  New York, NY 10022

All officers  and  directors                                1,773,900          48.74        25,300              2.20     34.17
as a group
  (five persons)

-------------------
*  Less than 1 %

    (1) Percentage of Voting Power reflects combined votes of Common Stock and Series B Preferred Stock.

    (2) c/o Questron Technology, Inc., 6400 Congress Avenue, Suite 200A, Boca Raton, FL 33487.

    (3) These shares are owned by Gulfstream Financial Group, Inc. ("Gulfstream"). Joan R. Gubitosi and Dominic A. Polimeni are executive officers and the stockholders of Gulfstream and share voting and investment power with respect to the shares owned by Gulfstream. The shares reported above consist of 260,273 shares owned by Gulfstream, options to purchase 453,333 shares, Series IV Warrants to purchase 1,000,000 shares of common stock and 151 shares of common stock issued to Mr. Polimeni as a dividend in respect of his Series B Preferred Stock. These amounts do not include options to purchase 40,500 shares of common stock granted effective September 22, 1997, which vest and become exercisable as to 13,500 shares on each of the nine month anniversary dates of the date of the grant.

    (4) Gulfstream and Mr. Schwiebert will be entitled to receive options to acquire additional shares of common stock upon the attainment of certain earnings targets for the Company in any fiscal year up to and including fiscal year 2001 as follows:

   No. of Additional        No. of Additional
   Gulfstream Shares        Schwiebert Shares        Pre-tax Income at Least
-----------------------  -----------------------  -----------------------------
        333,333                  166,667                   $ 3,500,000
        333,334                  166,666                   $ 4,500,000

    (5)  Includes options to purchase 3,000 shares of common stock.

    (6) Mr. Gubitosi's wife, Joan R. Gubitosi, has shared beneficial ownership with Mr. Polimeni of 1,713,606 shares of common stock (see Footnote
         3). Mr. Gubitosi disclaims beneficial ownership of such shares.

    (7)  Consists of options to purchase 21,000 shares of common stock.

    (8) Includes 2,000 shares of common stock owned by Mr. McSherry, options to purchase 18,000 shares of common stock, Series IV Warrants to purchase 16,000 shares and 41 shares of common stock issued as a dividend in respect of Mr. McSherry's Series B Preferred Stock. These amounts do not include 7,000 Series IV Warrants and 609 shares of Series B Preferred Stock, and 4,000 Series IV Warrants owned by his two adult sons, respectively, as to which Mr. McSherry disclaims beneficial ownership.

    (9) The shares reported above consist of 113,339 shares owned by Mr. Schwiebert, options to purchase 196,667 shares of common stock and Series IV Warrants to purchase 250,000 shares of common stock. These amounts do not include options to purchase 30,000 shares of common stock granted effective May 31, 1997, which vest and become exercisable as to 10,000 shares on each of the first three anniversary dates of the date of the grant. Also see footnote 4.

    (10) The 361,065 shares reported above include 55,205 shares subject to a serial put agreement dated September 22, 1997, which gives Mr. Zadow the option to put the shares to the Company on a monthly basis during the five year period ending September 22, 2002 for a price of $6.275 per share.

    (11) The 114,041 shares reported above include 17,433 shares subject to a serial put agreement dated September 22, 1997, which gives Mr. Bastian the option to put the shares to the Company on a monthly basis during the five year period ending September 22, 1997 for a price of $6.275 per share.

    (12) Based on the Schedule 13G of Bentley Capital Management, Inc. ("Bentley"), dated February 18, 1998. The 115,000 shares reported above are owned by Bentley. Gerald Levine, Robert M. Sussman and Debra
         L. Hagan are beneficial owners and share voting and investment power with respect to the 115,000 shares reported above.

    (13) Based on the Schedule 13G of Kennedy Capital Management, Inc. ("Kennedy"), dated February 10, 1998. The 290,000 shares of Series B Preferred Stock reported above are owned by Kennedy.

    (14) Based on the Schedule 13G of Jay R. Petschek, dated October 1, 1997. Mr. Petschek, Corsair Management Company, Inc. ("CMC") and Corsair Managing Partners ("CMP") expressly disclaim beneficial ownership of any shares of Series B Preferred Stock not directly held for the accounts of CMC and CMP. Mr. Petschek beneficially owns the 150,000 shares reported above, which consists of 117,350 shares held for the account of Corsair Capital Partners, L.P. and 32,650 shares beneficially owned by CMC and CMP.

    (15) Represents shares issued as a dividend in respect of the Series B Preferred Stock.

                             ELECTION OF DIRECTORS

         At the Meeting, stockholders will elect five (5) Directors to hold office until the 1999 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of the following nominees: Milton M. Adler, Robert V. Gubitosi, Mitchell Hymowitz, William J. McSherry, Jr. and Dominic A. Polimeni. All of the nominees presently comprise the entire Board of Directors of the Company. If at any time prior to or during the Meeting any of the nominees becomes unavailable to serve as a Director, the persons named in the enclosed proxy will vote the shares represented by the proxy for the election of such person as the Board of Directors may recommend.

         Set forth below is certain information concerning the nominees for election as directors:

Name                              Age     Position
----                              ---     --------
Dominic A. Polimeni                51     Chairman, President and Chief
                                          Executive Officer
Milton M. Adler                    70     Secretary, Treasurer, Controller and
                                          Director
Robert V. Gubitosi                 50     Director
Mitchell Hymowitz                  35     Director
William J. McSherry, Jr.           50     Director

         DOMINIC A. POLIMENI has been President, Chief Operating Officer and a Director of the Company since March 1995, and Chairman and Chief Executive Officer of the Company since February 1996. Since March 1996, Mr. Polimeni has been a Director of TMCI Electronics, Inc., a publicly held company based in San Jose, California which provides custom manufacturing and value-added services to the information technology industry. Since September 1997, Mr. Polimeni has also been a Director of Nu Horizons, Inc., a publicly held company based in Melville, New York, which is a distributor of electronic components. Mr. Polimeni has been a Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm since August 1990. Prior to that he held the position of Chief Financial Officer of Arrow Electronics, Inc. ("Arrow") for four (4) years. He also held several other positions, including general management positions, with Arrow over an eight-year period. Prior to that he practiced as a Certified Public Accountant for more than 12 years and was a Partner in the New York office of Arthur Young & Company. He has also held the position of Chief Operating Officer of Fugazy Express, Inc., a New York based transportation company in its start-up phase. He holds a bachelor of business administration degree from Hofstra University. Mr. Polimeni is the brother-in-law of Mr. Gubitosi.

         MILTON M. ADLER has been a Director of the Company since February 1996, Secretary of the Company since October 1993, Treasurer of the Company since February 1992, and Controller of the Company since January 1992. Since July 1997, he has been President, Secretary, and Treasurer of Judicate, Inc. (formerly Judicate of Philadelphia, Inc.), a former subsidiary of the Company. Prior to October 1993, Mr. Adler was employed by Travelco, a travel consulting firm, for more than 18 years in various capacities, the most recent of which was Vice President of Administration. Mr. Adler is a Certified Public Accountant.

         ROBERT V. GUBITOSI has been a Director of the Company since February 1996. He was elected as a director of Worldwide Equipment Corp., a publicly held company based in Ardsley, New

York, in February 1998. Mr. Gubitosi has been a Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm since August 1990. Prior to that he held the position of General Partner and Chief Financial Officer of The Securities Groups, a New York investment banking firm and primary dealer of U.S. government securities, with responsibility for the investment banking activities of the firm. In addition, he has held managerial positions at Goldman Sachs & Company and Oppenheimer & Company, and specialized in brokerage accounting and auditing at Haskins & Sells and Touche Ross & Company. He holds a bachelor of business administration degree from Hofstra University. Mr. Gubitosi is the brother-in-law of Mr. Polimeni.

         MITCHELL HYMOWITZ has been a Director of the Company since December 1993. He became Chief Financial Officer of Worldwide Equipment Corp., a publicly held company based in Ardsley, New York, in November 1997. Mr. Hymowitz has also been Secretary of H&W Hardware Co., Inc. and Vice President of Two Twenty First Avenue Realty Corp. since September 1990. Prior to that, he was with the accounting firm of Paritz and Company, P.A., in New Jersey. Mr. Hymowitz earned a bachelor of science in business administration with a degree in accounting from State University of New York at Buffalo in 1984.

         WILLIAM J. MCSHERRY, JR. has been a Director of the Company since February 1996. Mr. McSherry has been a partner of the law firm of Battle Fowler LLP, with offices in New York City and Los Angeles, since July 1991. Prior to July 1991, Mr. McSherry was a partner in the law firm of Bryan Cave LLP. Mr. McSherry is also the President and a director of Playtex Marketing Corporation, a privately-owned corporation. From January 1992 through April 1998, Mr. McSherry served as a trustee and as Deputy Mayor of the Village of Larchmont, State of New York. Since January 1998, Mr. McSherry has been a member of the Board of Directors of the Larchmont Shore Club, a private club. Mr. McSherry holds an undergraduate degree from Fordham University and a law degree from Harvard Law School.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held four (4) meetings during the fiscal year ended December 31, 1997. All Directors participated in all of the meetings of the Board of Directors. The Board of Directors also acted by unanimous written consent six (6) times during such year. The Company has neither a compensation committee nor a nominating committee.

         The members of the Audit Committee of the Board of Directors are Messrs. McSherry and Hymowitz. The Audit Committee, which was established by the Board of Directors on July 10, 1997, is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending to the Board of Directors the appointment or discharge of independent accountants and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit; reviewing the Company's audited financial statements; and reviewing and approving the Company's internal accounting controls and discussing such controls with the independent accountants. The Audit Committee met twice during 1997.

         Election of Directors of the Company requires a plurality of the votes represented at the meeting in person or by proxy. In case any of the nominees should become unavailable for election for any reason not presently known or contemplated, the persons named on the proxy will have discretionary authority to vote pursuant to the proxy for a substitute.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE-NAMED NOMINEES.

                                 PROPOSAL NO. 1

                          APPROVAL OF AN AMENDMENT TO
                   THE COMPANY'S CERTIFICATE OF INCORPORATION
               TO CONVERT THE COMPANY'S SERIES B PREFERRED STOCK
                    INTO COMMON STOCK ON THE CONVERSION DATE

         Stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation for the purpose of accelerating the conversion date of the Series B Convertible Preferred Stock into Common Stock. The Certificate of Incorporation of the Company currently provides that the Series B Preferred Stock shall automatically be converted into shares of Common Stock, at the ratio of 1.4375 shares of Common Stock for each outstanding share of Series B Preferred Stock, on March 4, 1999. The Board of Directors unanimously recommends that the stockholders approve an amendment to the Certificate of Incorporation to change the date of such automatic conversion of Series B Preferred Stock into Common Stock from March 4, 1999 to an earlier date (the "Conversion Date"), which shall be as soon as practicable following the adoption of this amendment, which the Company anticipates shall be within 20 days thereafter.

         The holders of Series B Preferred Stock are entitled to receive annual dividends with respect to such shares equal to $0.115 per share, which was paid on March 4, 1998 in stock and is payable on March 4, 1999 in cash or stock. The proposed amendment will provide that the annual dividend that otherwise would have been payable on March 4, 1999 will be payable in full (with respect to a full year) on the Conversion Date.

         The Board of Directors believes that it is advisable and in the best interests of the Company for the outstanding Series B Preferred Stock to be converted before March 4, 1999 to simplify the Company's capital structure. Since all outstanding shares of Series B Preferred Stock will presently be converted into Common Stock, no additional shares of Series B Convertible Preferred Stock will be issued. The Certificate of Incorporation authorizes the issuance of up to 7,950,000 additional shares of Preferred Stock. Although the Company has no present plans or undertakings for the issuance of any other shares of stock, shares of any new series of preferred stock up to the amount authorized by the Certificate of Incorporation could be issued in the future if deemed advisable by the Board of Directors.

         The text of the proposed amendment is set forth in Appendix A attached hereto.

         Approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of both the holders of a majority of the outstanding shares of Common Stock and Series B Preferred Stock, voting together, and the holders of a majority of the outstanding shares of Series B Preferred Stock, voting separately as a class.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                                 PROPOSAL NO. 2

                          APPROVAL OF AN AMENDMENT TO
                      THE COMPANY'S 1996 STOCK OPTION PLAN

         Stockholders are being asked to approve an amendment to the Company's 1996 Stock Option Plan for the purpose of increasing the number of shares available for grant under the 1996 Plan. The 1996 Plan, as amended, provides for 250,000 shares of the Company's Common Stock to be reserved and available for distributions as grants. The amendment will increase that number to 500,000. The Board of Directors believes that it is advisable and in the best interests of the Company to increase the number of shares available for grant because the Company desires to continue to use stock grants to enable the Company to attract and retain qualified personnel by offering them proprietary interests in the Company.

         The text of the proposed amendment is set forth in Appendix B attached hereto.

         Approval of the proposed amendment to the 1996 Plan requires the affirmative vote of a majority of votes cast at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING AMENDMENT TO THE 1996 STOCK OPTION PLAN.


                                 PROPOSAL NO. 3

                          APPROVAL OF AN AMENDMENT TO
                   THE COMPANY'S 1994 DIRECTOR NON-QUALIFIED
                               STOCK OPTION PLAN


         Stockholders are being asked to approve an amendment to the Company's 1994 Plan, increasing the number of available options from an aggregate of 30,000 shares to an aggregate of 150,000 shares of the Company's Common Stock. Stockholders are also being asked to approve an increase in the number of options to be awarded all non-employee directors each year, from an option to purchase 1,500 shares to an option to purchase 5,000 shares and the grants to non-employee Directors of options to purchase a total of 20,000 shares of shares as of September 22, 1997.

         The terms and conditions of the option grants shall be otherwise unchanged.

         The Board of Directors believes that the aforementioned changes are advisable and in the best interests of the Company insofar as they will permit the Company to continue to retain and compensate a high caliber of non-employee director.

         The text of the proposed amendment is set forth in Appendix C attached hereto.

         Approval of the proposed amendment to the 1994 Plan requires the affirmative vote of a majority of votes cast at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING AMENDMENT TO THE 1994 DIRECTOR NON-QUALIFIED STOCK OPTION PLAN.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation of Dominic Polimeni for the periods indicated. No other executive officer of the Company had total annual salary and bonus during any such period equal to or greater than $100,000.

                                                                                    Long-Term Compensation
                                                                           --------------------------------------
                                        Annual Compensation                  Awards          Payouts
                              -----------------------------------------    ----------    ---------------
(a)                           (b)       (c)        (d)     (e)             (f)           (g)              (h)       (i)

                                                                           Restricted    Securities
Name and                                                   Other Annual    Stock         Underlying       LTIP      All other
Principal Position            Year      Salary     Bonus   Compensation    Awards ($)    Options/SARs(#)  Payouts   Compensation
------------------            ----      ------     -----   ------------    ----------    ---------------  -------   ------------
Dominic A. Polimeni           1997     $100,000      --         --             --               --           --          --
  Chairman, President and     1996     $100,000      --         --             --               --           --          --
  Chief Executive Officer     1995     $ 75,000      --         --             --               --           --          --

OPTION/SAR GRANTS

         There were no grants during 1997 of stock options or stock appreciation rights to Mr. Polimeni. For information relating to warrants and rights granted to Gulfstream, a company owned by Dominic A. Polimeni and Joan
R. Gubitosi, see "Voting Securities and Securities Ownership" and footnotes thereto.

OPTION/SAR EXERCISES

         There were no exercises of options during 1997.

EMPLOYMENT AGREEMENT

         Dominic A. Polimeni has an employment agreement with Quest Electronic Hardware, Inc., a subsidiary of the Company. This agreement, which expires on March 31, 2000, provides for a base salary of $100,000 per annum and requires Mr. Polimeni to devote such portion of his business time and energies to the business and affairs of the Company as is needed to perform his duties under the agreement. See also "Related Party Transactions" with respect to a Management Advisory and Consulting Agreement between the Company and Gulfstream, a company owned by Mr. Polimeni and Joan R. Gubitosi.

COMPENSATION OF DIRECTORS

         Other than as described below, the Company does not have a policy regarding compensation of members of the Board of Directors. Other than grants of options to Directors described below, the members of the Board of Directors did not receive compensation for their services as such during the year ended December 31, 1997.

THE 1994 DIRECTOR NON-QUALIFIED STOCK OPTION PLAN

         On January 26, 1994, the Board of Directors adopted, and the stockholders subsequently approved, the above captioned Plan (the "1994 Plan") and, in February 1996, changed the annual date of the grant of options hereunder to the first Wednesday of each February. If Proposal No. 3 is adopted by the stockholders, pursuant to the terms of the 1994 Plan, options for an aggregate of 150,000 shares of the Company's Common Stock may be granted to eligible non-employee directors.

         All non-employee Directors are presently entitled to receive an option to purchase 1,500 shares of Common Stock of the Company on the first Wednesday of February in each calendar year at an exercise price equal to the fair market value per share of the Common Stock on that date. Such options shall be exercisable immediately for a period of 10 years from date of grant unless terminated earlier pursuant to the terms of the 1994 Plan. If Proposal No. 3 is adopted by the stockholders, options for an aggregate of 5,000 shares of Common Stock will be available for annual grant to eligible non-employee Directors under the 1994 Plan.

         Under the 1994 Plan, 39,000 options have been granted to date at exercise prices ranging from $3.875 to $24.08 per share. (All numbers have been adjusted to reflect a one-for-ten reverse split of the issued and outstanding Common Stock which was approved by the stockholders at the 1996 Annual Meeting and became effective on January 2, 1997.)

THE 1996 STOCK OPTION PLAN

         At the 1996 Annual Meeting of Stockholders, the stockholders approved the 1996 Stock Option Plan (the "1996 Plan") pursuant to which officers, directors and employees of the Company and its Affiliates are eligible to be granted stock option awards. The 1996 Plan is currently being administered by the Board of Directors which has the authority to grant awards including Stock Options, Stock Appreciation Rights, Restricted Stock, or any combination of the foregoing, and to determine the terms and conditions of the Awards.

         The total number of shares of Common Stock presently reserved for such Awards and available for distribution under the 1996 Plan is 250,000. Under the 1996 Plan, 159,450 options have been granted to date at exercise prices ranging from $6.00 to $6.625 per share. If Proposal No. 2 is adopted by the stockholders, the total number of shares of Common Stock available for distribution as Awards under the 1996 Plan will be 500,000.

                           RELATED PARTY TRANSACTIONS

         In 1995, the Company acquired from Gulfstream Financial Group, Inc. ("Gulfstream"), a Florida corporation owned by Dominic A. Polimeni, the Chairman, President and Chief Executive Officer of Questron, and Chairman and Chief Executive Officer of Gulfstream, and Joan R. Gubitosi, and from Phillip
D. Schwiebert all of the outstanding capital stock of Quest Electronic Hardware, Inc. ("Quest"). In connection with the acquisition, the Company entered into a Management Advisory and Consulting Agreement with Gulfstream whereby Gulfstream acts as an advisor and consultant to the Company and is paid a fee of $150,000 per year. This agreement expires on March 31, 2000 and can be terminated by either party on 90 days notice. In addition, upon the attainment of certain earnings targets for the Company, Gulfstream will be entitled to receive options to acquire additional shares of Common Stock of the Company at an exercise price equal to the fair market value at the date of grant. See "Voting Securities and Securities Ownership - Security Ownership of Management and Principal Stockholders," note 4.

           COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of equity securities of the Company with the Securities and Exchange Commission. Officers, directors and such stockholders are required by SEC regulation to furnish the Company with copies of all such reports that they file.

         Based solely on a review of such reports and amendments thereto furnished to the Company, and written representations from certain reporting persons that such persons have filed on a timely basis all reports required by
Section 16(a), the Company believes that, during the fiscal year ended December 31, 1997, all such reports were filed on a timely basis except for a Form 5 filed by Mr. McSherry, a Form 5 filed by Mr. Adler, and except for reports by Gulfstream and Mr. Schweibert with respect to options granted to them which were reported on a Form 5 rather than on Forms 4.


                    RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Moore Stephens, P.C. as independent public accountants of the Company for the fiscal year ending December 31, 1998. The Board of Directors is submitting the appointment of Moore Stephens, P.C. for ratification at the Annual Meeting. Moore Stephens, P.C. audited the Company's financial statements for the fiscal years ended December 31, 1997, 1996, 1995 and 1994, and the Board believes that this firm has demonstrated that it is well qualified to make an independent examination of the accounts of the Company. If the appointment is not approved, the Board will consider the appointment of other independent auditors. Representatives of Moore Stephens, P.C. will be present at the meeting, and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes represented at the meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOREGOING RATIFICATION.

                                 OTHER BUSINESS

         It is not expected that any business other than that set forth in the Notice of Annual Meeting of Stockholders will be brought before the Meeting. However, if any other business should properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Meeting.

1999 STOCKHOLDER PROPOSALS

         To be eligible for inclusion in the Company's Proxy Statement for the 1999 Annual Meeting of Stockholders, expected to be held on or about May 20, 1999, stockholder proposals must be received by the Company at its principal executive office, Questron Technology, Inc., 6400 Congress Avenue, Suite 200A, Boca Raton, FL 33487, on or before January 19, 1999.

ANNUAL REPORT

         The Securities and Exchange Commission rules require that an annual report precede or accompany proxy material. Copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 accompany this proxy statement. More than one annual report need not be sent to the same address, if the recipient agrees. If more than one annual report is being sent to your address, mailing of the duplicate copy to the account you select will be discontinued upon your request.


                                            By Order of the Board of Directors,



                                            Milton M. Adler
                                            Secretary

Date:  April 21, 1998


WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE FILL IN, SIGN AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE SPECIAL MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                                                     APPENDIX A

                                 PROPOSAL NO. 1


The Certificate of Incorporation is proposed to be amended by deleting paragraph 3(a) to the Certificate of Designation of the Board of Directors, dated February 3, 1997, which is part of the Certificate of Incorporation, and substituting the following:

         Each share of the Series B Preferred Stock shall automatically convert, on a date determined by the Board of Directors, which date shall not be later than March 4, 1999 (the "Conversion Date"), without any action on the part of the holder thereof or the Corporation, into 1.4375 shares of Common Stock. Holders of the Series B Preferred Stock will be entitled, when and as declared by the Board of Directors, to receive an annual dividend per share equal to $0.115 per share. Such dividends shall accrue from March 4, 1997 and shall be payable on March 4, 1998 and on the Conversion Date (payable with respect to a full year), in cash or shares of Common Stock at the option of the Corporation. The aforementioned dividends shall be cumulative and no dividends shall be paid or set apart in respect of the Common Stock or any other class of securities which ranks junior to the Series B Preferred Stock unless and until all accrued and unpaid dividends upon such Series B Preferred Stock have been paid or set apart in full. No interest shall accrue with respect to dividends in arrears.

                                                                     APPENDIX B

                                 PROPOSAL NO. 2


The 1996 Stock Option Plan is proposed to be amended by deleting the first paragraph of Section 4, and substituting the following:

         The total number of shares of Stock reserved and available for distribution pursuant to Awards under the Plan shall be 500,000 shares of Comon Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                                                           APPENDIX C

                            PROPOSAL NO. 3

The 1994 Director Non-Qualified Stock Option Plan is proposed to be amended by deleting Section 2.4 and Section 3.1, substituting the following Sections 2.4 and 3.1 in their place, and further amended by adding a new Section 2.5 to read as follows:

              Section 2.4 Non-Employee Directors shall participate in the Plan to the extent that they shall be granted options on a non-discretionary basis in accordance with the following formula. On the first Wednesday in February of each calendar year, each member of the Company's Board of Directors then in such office shall receive an option to purchase 5,000 shares of the Company's common stock at an exercise price equal to the fair market value per share of such Common Stock on that date. Each such option shall be exercisable immediately and for ten years from the date of grant unless sooner terminated under the terms of this Plan. Each such option shall be subject to the restrictions upon transfer, limitations on exercise, and restrictions upon transfer of the Common Stock to be issued upon exercise of the option, as are set forth elsewhere herein or as are imposed by applicable law, including without limitation applicable federal and state securities laws. This Section 2.4 shall not be amended more than one time in any consecutive six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the regulations thereunder.

              Section 2.5 The Board or Committee administering this Plan in accordance with the terms herein may, from time to time, grant options to non-employee Directors, the total of any such options not to exceed the amount authorized by this Plan, and such options shall be granted on the terms and conditions herein and as approved by the stockholders as required by Rule 16b-3 of the Securities Exchange Act of 1934, such grants to include the grants as of September 22, 1997 of shares to non-employee Directors of options to purchase a total of 20,000 shares.

              Section 3.1 Options for an aggregate of 150,000 shares of common stock ($.001 par value) of the Company (subject to adjustment as provided in article VIII hereof) may be granted under the Plan. The shares sold under the Plan may be either issued shares that have been reacquired by the Company at any time or authorized but unissued shares, as the Board may from time to time determine.

                      QUESTRON TECHNOLOGY, INC.

              PROXY FOR SPECIAL MEETING OF STOCKHOLDERS


The undersigned hereby appoints Milton M. Adler and Dominic A. Polimeni as Proxies, each with the full power of substitution, and hereby authorizes each of them to represent and vote, as designated on the reverse hereof, all shares of Common Stock and Series B Preferred Stock of Questron Technology, Inc. (the "Company") held of record by the undersigned on April 14, 1998 at the Special Meeting of Stockholders to be held on May 28, 1998, or at any adjournment thereof, upon all such matters as may properly come before the Meeting.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" AMENDMENT TO THE CERTIFICATE OF INCORPORATION, "FOR" AMENDMENT TO THE 1996 PLAN, "FOR" AMENDMENT TO THE 1994 PLAN AND "FOR" RATIFICATION OF THE APPOINTMENT OF MOORE STEPHENS, P.C.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.


         (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.

1.  ELECTION OF DIRECTORS

Dominic A. Polimeni, Milton M. Adler, Robert V. Gubitosi, Mitchell Hymowitz, William J. McSherry, Jr.

FOR all nominees listed   WITHHOLD AUTHORITY  INSTRUCTION to withhold authority
above (except as marked   to vote for all     to vote for any individual
to the contrary to the    nominees listed     nominee.  Write that nominee's
right)                    above               name in the space provided below.


                                              ---------------------------------

2. Proposal to amend the Certificate of Incorporation as described in the proxy statement dated April 21, 1998.

FOR  ________     AGAINST ________     ABSTAIN ________
(THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL.)

3. Proposal to amend the 1996 Plan as described in the proxy statement dated April 21, 1998.

FOR  ________     AGAINST ________     ABSTAIN ________
(THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL.)

4. Proposal to amend the 1994 Plan as described in the proxy statement dated April 21, 1998

FOR  ________     AGAINST ________     ABSTAIN ________
(THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL.)

5. Ratification of appointment of Moore Stephens, P.C. as the Company's independent public accountants for the fiscal year ending
    December 31, 1998.

FOR  ________     AGAINST ________     ABSTAIN ________
(THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL.)

6. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting of any adjournment thereof.



This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the nominees listed.

NOTE: Please sign exactly as name or names appears on stock certificate. Each joint owner must sign. When signing as an attorney, executor, administrator or guardian, please give full title as such.

Dated:                                   1998
      -----------------------------------


-------------------------------------------------------------------------------
Signature

-------------------------------------------------------------------------------
Signature if held jointly

Please mark, sign and return this Proxy promptly using the enclosed envelope.